UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 9, 2003

MADISON BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32867	59-3720289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35388 U.S. 19 North, Palm Harbor, FL 34684 (Address of principal executive offices)	34684 (Zip Code)

Registrant’s telephone number, including area code (727) 786-3888

Item.         9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On October 9, 2003, Madison BancShares, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Madison Bancshares, Inc.
Date: October 9, 2003	By:	/s/ Martin W. Gladysz
Chief Financial Officer
(727) 786-3888

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Madison BancShares, Inc. Press Release

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